                                                                   Exhibit 10.28

                                                  Assignment Agreement No. 37929
                                                          Control No. 930905-142

                          FORM OF ASSIGNMENT AGREEMENT
                                (23,455 Dth/day)

     This Assignment Agreement (Agreement) made and entered into this 1st of November, 1993, is by and among PIEDMONT NATURAL GAS COMPANY - NORTH CAROLINA (Assignee), and COLUMBIA GULF TRANSMISSION COMPANY (Transporter).


                              W I T N E S S E T H:


     WHEREAS, pursuant to a Release Notice complying with Section 14 of the General Terms and Conditions of Transporter's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff ), Columbia Gas Transmission Corporation (Releasor) released capacity and service rights under its Service Agreement with Transporter or under a prior Assignment Agreement, subject to the requirements set forth in said Section 14; and

     WHEREAS, Assignee is to be awarded all or part of such capacity and service rights in accordance with Section 14 of the Transporter's Tariff.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

      1. Assignment. Transporter hereby assigns to Assignee the capacity and service rights hereinafter specified in Releasor's Agreement under the T-1 Rate Schedule with Transporter dated November 1, 1966, having Agreement Number 90500, to the extent described in Appendix A attached hereto and incorporated herein by reference.


      2.         Obligations of Assignee.

         (a) Assignee shall be responsible for nominating and scheduling with Transporter all service be rendered by Transporter for the benefit of Assignee under this Agreement.

         (b) Assignee shall comply with (i) the terms and conditions of Transporter's FTS-1 Rate Schedule, (ii) Appendix A attached hereto, and (iii) the General Terms and Conditions of Transporter's Tariff, under which Assignee shall be deemed to be a "Shipper".

         (c) Assignee shall pay Transporter a reservation charge equal to the maximum reservation charge for service under Transporter's FTS-1 Rate Schedule per Dth/day per month, plus any demand surcharges, and (ii) all commodity charges, plus any commodity surcharges, and (iii) any penalties or imbalance correction costs associated with the capacity and service rights

                                                  Assignment Agreement No. 37929
                                                  Control No. 930905-142


                     FORM OF ASSIGNMENT AGREEMENT (Cont'd)


assigned under this Agreement, as set forth in Transporter's currently-effective Tariff, as any of these charges may be adjusted from time to time upon approval of the Federal Energy Regulatory Commission.


     3. Obligations of Transporter. Transporter shall provide service to Assignee and shall bill Releasor and Assignee in accordance with (i) the assigned Service Agreement or Assignment Agreement described in Section 1 above, (ii) Transporter's FTS-1 Rate Schedule, (iii) Appendix A attached hereto, and (iv) the General Terms and Conditions of Transporter's Tariff.

     4. Term. Service under this Agreement shall commence as of November 1, 1993, and shall continue in full force and effect until Releasor permanently assigns to Assignee the capacity on Transporter described herein in accordance with Releasor's Order No. 636 restructuring proposal as approved by the Federal Energy Regulatory Commission in Docket No. RS92-5-000, et al, or upon the further order of the Commission.

     5.   Releasor's Recall Rights.  N/A

     6. Notices. Notices given under this Agreement shall be provided in accordance with Section 29 of the General Terms and Conditions of Transporter's Tariff as follows:


     If to Transporter:                    Columbia Gulf Transmission Company
                                           P.0. Box 1273
                                           Charleston, West Virginia 25325-1273
                                           ATTN:  Transportation & Exchange

     If to Assignee:                       Piedmont Natural Gas Company
                                           P.0. Box 33068
                                           Charlotte, NC  28233
                                           ATTN:  Mr. Chuck Fleenor


     7. Successors and Assigns. Consistent with Section 14 of the General Terms and Conditions of Transporter's Tariff, this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns; provided that if this Agreement is subject to recall rights as set forth in Section 5 above, the capacity and service rights assigned herein shall not vary the recall provisions contained in the original assignment.

     8. Other Provisions. All applicable provisions of Transporter's Tariff are incorporated herein and made a part hereof by reference.

                                                  Assignment Agreement No. 37929
                                                  Control No. 930905-242


                     FORM OF ASSIGNMENT AGREEMENT (Cont'd)


         9. Applicable Law. This Agreement shall be construed and interpreted under the laws of the State of Texas.



COLUMBIA GULF TRANSMISSION COMPANY



By:     /s/ H. M. Melton, Jr.
       ----------------------
Name:  H. M. Melton, Jr.
Title: Vice President
Date:  12-8-93


PIEDMONT NATURAL GAS COMPANY  -  TENNESSEE


BY:     /s/ C. W. Fleenor
       ----------------------
Name:  C. W. Fleenor
Title: Vice President
Date:  Oct 12, 1993



Note: Appendix A, attached hereto and incorporated herein by reference, shall be Transporter's form of Appendix A set forth in Transporter's Tariff pertaining to Transporter's Rate Schedule under which the service assigned in this Assignment Agreement is released by Transporter, completed to describe the capacity and service rights assigned to Assignee under this Assignment Agreement.

                                                          Revision No. N/A
                                                          Control No. 930905-142

                   Appendix A to Service Agreement No. 37929
                           Under Rate Schedule FTS-1
            Between Columbia Gulf Transmission Company (Transporter)
          and Piedmont Natural Gas Company - North Carolina (Shipper)



                    Transportation Demand    23,455 Dth/day



                             Primary Receipt Points


Measuring           Measuring                                Maximum Daily
Point  No.          Point  Name                              Quantity   (Dth/Day)
----------          -----------                              --------------------
2700010             CGT-Rayne 1/                             23,455
                             ---





                            Primary Delivery Points


Measuring           Measuring                                  Maximum Daily
Point  No.          Point  Name                                Quantity   (Dth/Day)
----------          -----------                                --------------------
801                 Leach 1/                                   23,455
                         ---





1/ The Transportation Demand and the firm capacity rights will fluctuate seasonally for this measuring point. During the winter season (11-01 through 03-31) the Transportation Demand rights will be 23,455 Dth/d and during the summer season (04-01 through 10-31) the Transportation Demand will be 21,583 Dth/d.

                                                          Revision No. N/A
                                                          Control No. 930905-242

                      Appendix A to Service Agreement No.
                           Under Rate Schedule FTS-1
           Between Columbia Gulf Transmission Company  (Transporter)
             and Piedmont Natural Gas Company - Tennessee (Shipper)





The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.





CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A shall become effective as of November 1, 1993. This Appendix A shall cancel and supersede the previous
Appendix A effective    NA   , to the Service Agreement referenced above.  With
the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

COLUMBIA GULF TRANSMISSION COMPANY

By   /s/ H. M. Melton, Jr.
    ----------------------
Its Vice President
Date  12-8-93


PIEDMONT NATURAL GAS COMPANY  -  TENNESSEE

BY   /s/ C. W. Fleenor
     ---------------------
Its  Vice President
Date  Oct. 12, 1993